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                                                                    Exhibit 99.1

                                             Amended and Restated Signature Page






                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      SHOPPERS FOOD WAREHOUSE CORP.


Date: April 20, 2001                  /s/ Pamela K. Knous
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                                          Pamela K. Knous
                                          Executive Vice President and Chief
                                          Financial Officer (Principal
                                          Accounting Officer)


Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: April 20, 2001                  /s/ William J. White
      ----------------------          ----------------------------------
                                          William J. White
                                          President (Principle Executive
                                          Officer)


Date: April 20, 2001                  /s/ Pamela K. Knous
      ----------------------          ----------------------------------
                                          Pamela K. Knous
                                          Executive Vice President and Chief
                                          Financial Officer (Principal
                                          Accounting Officer)


Date: April 20, 2001                  /s/ David L. Boehnen
      ----------------------          ----------------------------------
                                          David L. Boehnen
                                          Director


Date: April 20, 2001                  /s/ Michael L. Jackson
      ----------------------          ----------------------------------
                                          Michael L. Jackson
                                          Director